UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under §240.14a-12

Trean Insurance Group, Inc.

(Name of Registrant as Specified in its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On December 16, 2022, Trean Insurance Group, Inc. (the “Company”) distributed the following email to employees relating to the transaction contemplated by that certain Merger Agreement, dated December 15, 2022, by and among the Company, Treadstone Parent Inc., and Treadstone Merger Sub Inc. (the “Merger Agreement”):

Subject Line: An Important Milestone for Trean

Dear Colleagues,

I have some important and exciting news to share with you today. This morning, we announced that Trean Insurance Group has entered into an agreement to be acquired by Altaris, a longtime investor and supporter of Trean. The press release we issued is available here [INSERT LINK TO PRESS RELEASE]. I understand this news may come as a surprise, so I would like to provide some additional context in this letter and later today in a Town Hall meeting.

First, this transaction is a great path forward for everyone here, as well as for our stockholders, partners, agents and insureds. In addition to the transaction terms delivering significant value to our stockholders, we believe partnering with Altaris and operating as a private company will allow us to continue our focus on advancing the business and delivering value to our program partners, agents and insureds. The macroeconomic environment has become significantly more challenging since we became a public company, and the costs and workload associated with being a public company of our size have increased as well. We look forward to operating as a private company again where we can focus more squarely on the successful operation of the business.

Importantly, we expect the transaction will have little to no impact on your daily work and responsibilities. In fact, as a private company with Altaris’ support, we will all be better able to focus on our mission together.

Many of you are familiar with Altaris – they first partnered with Trean in 2015. Our former Chairman and current Board member Dan Tully is Co-Founder and Managing Director at Altaris. As an existing, long-term investor in Trean, Altaris is deeply familiar with our business and team, and their support has been pivotal to our growth and success these past years.

I am confident that Altaris will be an outstanding partner for Trean as we transition to operating as a private company again, and I am incredibly excited about the potential this new opportunity affords us. We look forward to Altaris’ continuing strategic guidance and investment as we continue our focus on strong partnerships, underwriting discipline and exceptional claims management.

As a privately held company, Trean will continue to provide best-in-class services to our valued partners. We expect that I will remain President and CEO of Trean, and that we will maintain our headquarters in Wayzata.

We will share more about this news with you during a Town Hall meeting today at 10 a.m. CT. We are committed to being transparent as we move through this process and will keep you informed of key developments as we work toward completing the transaction.

Today’s news is very exciting, but it is just the first step. The transaction is subject to the receipt of stockholder approval, regulatory approval and other customary closing conditions. Please remember that until this transaction closes – which we expect to occur during the first half of 2023 – Trean will continue to operate as an independent public company, and it is business as usual. We must all stay focused on providing our program partners, MGAs and insureds with the quality products and services they have come to know and value.

Thank you for your hard work and dedication to Trean. Our people are the best in the business. We appreciate your support and value all of your contributions throughout this transition, as always.

I look forward to sharing more at our Town Hall.

Sincerely,

Julie Baron

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and the Company’s other filings and communications may contain, forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the agreement and plan of merger (the “Merger Agreement”) by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to Trean’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY

AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

On December 16, 2022, the Company distributed the following email to Program Partners relating to the Merger Agreement:

Subject Line: An Important Milestone for Trean

Dear Partners,

I am reaching out to share an update from Trean Insurance Group. As you may have seen, Trean announced that it has entered into an agreement to be acquired by Altaris, an investment firm and a longtime partner of Trean that currently owns approximately 47% of Trean’s outstanding common stock. The press release is available here [INSERT LINK TO PRESS RELEASE].

We are very excited about this news and what it means for the next chapter of Trean. We believe this is great news for all of our stakeholders – especially you, our program partners. We believe partnering with Altaris and operating as a private company will allow us to focus more on advancing the business, continuing our growth strategy and continuing to provide excellent service to our program partners, agents and insureds. We look forward to Altaris’ strategic guidance and investment as we continue to focus on strong partnerships, underwriting discipline and exceptional claims management to drive sustainable and profitable growth over the long term.

Importantly, we anticipate that this transaction will not have any impact on our relationship with you or the products and services you currently receive from us. Your point of contact will not change. There will be no changes to the way we do business with you. We have attached a note that you can share with agents with whom you have direct relationships– the note explains what this transaction means for them.

We expect to complete the transaction during the first half of 2023, pending stockholder approval, regulatory approval and other customary closing conditions. Until that time, it is business as usual. We remain 100% committed to our program partners and to maintaining our strong relationship well into the future. We are here for you – so please do not hesitate to reach out with any questions.

As always, thank you for your continued partnership with Trean. We look forward to continuing to work together as we enter this next chapter as a private company.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and the Company’s other filings and communications may contain, forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the agreement and plan of merger (the “Merger Agreement”) by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to Trean’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY

BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

On December 16, 2022, the Company distributed the following email to Program Partners for dissemination to agents relating to the Merger Agreement:

Subject Line: An Update Regarding our Relationship

Dear Agents,

I’m reaching out to share an update from Trean Insurance Group, the specialty insurance provider that we partner with to deliver products and services. As you may have seen, Trean announced that it has entered into an agreement to be acquired by Altaris, an investment firm and a longtime partner of Trean that currently owns approximately 47% of Trean’s outstanding common stock. The press release Trean issued regarding the news is available here [INSERT LINK TO PRESS RELEASE].

We are very excited about this news and what it means for the next chapter of our relationship with Trean. Altaris’ partnership with Trean will allow the company to deliver better products and services to us and to you.

Importantly, Trean has assured us that they anticipate that this transaction will not have any impact on our relationship with you or the products and services you currently receive from us. Your point of contact will not change, and there will be no changes to the way we do business with you.

Trean expects to complete the transaction during the first half of 2023, pending stockholder approval, regulatory approval and other customary closing conditions. Until that time, it is business as usual.

As always, thank you for your continued partnership with us and please do not hesitate to contact me if you have any questions.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and the Company’s other filings and communications may contain, forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the agreement and plan of merger (the “Merger Agreement”) by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to Trean’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

On December 16, 2022, the Company distributed the following email to managing general agents relating to the Merger Agreement:

Subject Line: An Important Milestone for Trean

Dear [INSERT MGA CONTACT],

I’m reaching out to share an update from Trean Insurance Group. As you may have seen, Trean announced that it has entered into an agreement to be acquired by Altaris, an investment firm and a longtime partner of Trean that currently owns approximately 47% of Trean’s outstanding common stock. The press release we issued regarding the news is available here [INSERT LINK TO PRESS RELEASE].

We are very excited about this news and what it means for the next chapter of Trean. We believe this is great news for all of our stakeholders – and especially you, our managing general agents. We believe partnering with Altaris and operating as a private company will allow us to focus more on advancing the business, accelerating our growth strategy and delivering even better for our program partners, agents and insureds. We look forward to Altaris’ strategic guidance and investment as we continue to focus on efficient claims management, underwriting discipline and strong partnerships to drive sustainable and profitable growth over the long term.

Importantly, we don’t anticipate this transaction to have any impact on our relationship with you or the products and services you currently receive from us. Your point of contact will not change, and there will be no changes to the way we do business with you.

We expect to complete the transaction during the first half of 2023, pending stockholder approval, regulatory approval and other customary closing conditions. Until that time, it is business as usual, and Trean will continue to operate independently. We remain 100% committed to you and to maintaining our strong relationship well into the future. We are here for you – so please don’t hesitate to reach out with any questions.

As always, thank you for your continued partnership with Trean. We look forward to continuing to work together as we enter this next chapter as a private company.

Sincerely,

[NAME]

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and the Company’s other filings and communications may contain, forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,”

“seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the agreement and plan of merger (the “Merger Agreement”) by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to Trean’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

On December 16, 2022, the following email was distributed to employees relating to the transaction contemplated by the Merger Agreement:

Subject Line: Expanding Our Partnership

All,

I want to express my excitement for today’s announcement.

The Altaris team and I have had the pleasure of partnering with Trean since 2015. We have long admired the strength of Trean’s business, its program partner relationships and financial management, and most importantly this talented team. As a member of the Trean Board and a leader at Altaris, I have enjoyed the privilege of seeing the business grow both as a private and public company.

Today, Julie, myself and the rest of the Board and management team are confident that Trean is best positioned to continue its growth and capitalize on its strategic plan as a private company. In addition, I believe Trean will benefit from additional financial flexibility and continued strategic guidance from Altaris. I hope that through our expanded partnership Trean can utilize and deploy these additional resources to advance the Company’s next phase of sustainable, profitable growth.

Altaris’ decision to deepen our relationship with Trean is a testament to the performance of the business and your dedication to the company. We believe that Trean’s specialty insurance products and services remain highly differentiated in the marketplace. We are confident that Trean will continue to grow its offerings and market share over the long term.

The Altaris team understands the pace of change experienced at Trean over these past years. We truly appreciate your continued focus and determination, which have brought this company to where it is today. We remain committed to ensuring that you all are supported throughout the duration of this transition and beyond.

Sincerely,

Dan Tully

Member of Trean’s Board of Directors

Co-Founder and Managing Director at Altaris

Cautionary Statement Regarding Forward-Looking Statements

This communication contains, and the Company’s other filings and communications may contain, forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding our expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target,” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: (i) the risk that the proposed merger (the “Merger”) may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the agreement and plan of merger (the “Merger Agreement”) by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results, and business generally; (v) risks that the proposed transaction disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel in light of the proposed transaction; (vii) risks related to diverting management’s attention from the Company’s ongoing business operations; (viii) unexpected costs, charges, or expenses resulting from the proposed Merger; (ix) potential litigation relating to the Merger that could be instituted against Altaris, the Company, or their respective directors, managers or officers, including the effects of any outcomes related thereto; (x) certain restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xi) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, or pandemics, including the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (xii) other risks described in the Company’s filings with the Securities and Exchange Commission (“SEC”), such risks and uncertainties described under the headings “Forward-Looking Statements,” “Risk Factors” and other sections of the Company’s Annual Report on Form 10-K filed with the SEC on March 16, 2022 and subsequent filings; and (xiii) those risks and uncertainties that will be described in the proxy statement that will be filed with the SEC (if and when it becomes available) from the sources indicated below, including any considerations taken into account by the Special Committee and the Board of Directors in approving the merger agreement and recommending to Trean’s stockholders that they adopt and approve the merger agreement. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties to be presented in the proxy statement will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, and legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition, results of operations, or liquidity. The forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find it

In connection with the Merger, the Company intends to file a preliminary proxy statement on Schedule 14A with the SEC. The Company and Parent intend to jointly file a transaction statement on Schedule 13E-3 with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, COMPANY STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS, INCLUDING THE DEFINITIVE PROXY STATEMENT (IF AND WHEN IT BECOMES AVAILABLE), THAT ARE FILED OR WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE MERGER AND RELATED MATTERS. The definitive proxy statement (if and when it becomes available) will be mailed to stockholders of the Company. Stockholders will be able to obtain the documents (when they become available) free of charge at the SEC’s website, http://www.sec.gov. In addition, stockholders may obtain free copies of the documents (if and when they become available) on the Company’s website, www.trean.com, under the heading “Investor Relations.”

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees, under the SEC’s rules, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the Merger. Additional information regarding the interests of those participants and other persons who may be deemed participants in the Merger and their respective direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the definitive proxy statement and other materials to be filed with the SEC in connection with the Merger (if and when they become available). Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2022 Annual Meeting of Stockholders (the “2022 Proxy Statement”), which was filed with the SEC on April 5, 2022. To the extent that holdings of Company’s securities have changed since the amounts printed in the 2022 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.